Exhibit 10.6

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”) is made as of April 7, 2015 by IREIT SHREWSBURY WHITE CITY, L.L.C., a Delaware limited liability company with offices located at c/o Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, IL 60523 ("Borrower"), INLAND REAL ESTATE INCOME TRUST, INC. (“Guarantor” and together with Borrower sometimes referred to herein as “Indemnitor”), in favor of SANTANDER BANK, N.A. with offices at 75 State Street, Boston, MA 02109 (“Lender”).

RECITALS

A. The Borrower is the present owner of certain real property located at 20-50, 70, 84, 88-120 Boston Turnpike and 21 South Quinsigamond Avenue, Shrewsbury, MA (the “Property”);

B. Borrower has executed and delivered to Lender a certain Term Note of even date herewith (the “Note”) in the original stated principal sum of FORTY-NINE MILLION FOUR HUNDRED THOUSAND AND 00/100 ($49,400,000.00) DOLLARS, payable to Lender, evidencing a loan (the “Loan”) from Lender to Borrower, which is secured or evidenced by, inter alia (i) a Mortgage and Security Agreement and Financing Statement (the “Mortgage”) of even date, (ii) a Collateral Assignment of Lessor’s Interest in Leases, Rents and Profits of even date, (iii) a Loan Agreement of even date, and (iv) a Collateral Assignment of Interest Rate Agreement. Such documents, together with any other documents, instruments and agreements entered into in connection with the Loan shall hereinafter be referred to collectively as the “Loan Documents.”

C. The Guarantor is an affiliate and/or has an ownership interest directly or indirectly in Borrower, or will otherwise recognize an economic benefit from the Loan.

D. As a condition precedent to funding the Loan, Lender requires the execution of this Agreement.

AGREEMENT

NOW THEREFORE, in order to induce Lender to enter into the Loan and to disburse the proceeds of the Loan, and in consideration of the matters described in the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree with Lender as follows:

1.               Recitals. The Recitals are incorporated into the body of this Agreement by this reference, as if set forth herein in full.

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2.               Definitions. For purposes of this Agreement, “Hazardous Materials” means and includes those substances deemed hazardous, toxic or a pollutant under any “Environmental Law” (defined below), including without limitation, asbestos or any substance containing asbestos, the group of organic compounds known as polychlorinated biphenyls, petroleum, including crude oil and fractions thereof, flammable explosives, radioactive materials, chemicals known or believed to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions or related materials and any items included in the definition of hazardous or toxic waste, materials or substances under any Environmental Law. “Environmental Laws” collectively means and includes any present and future local, state and federal law relating to the environment and environmental conditions including without limitation, the Resource Conservation and Recovery Act of 1986 (“RCRA”), 42 U.S.C. 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), 42 U.S.C. 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 (“SARA”); the Hazardous Materials Transportation Act, 49 U.C.S. 6901, et seq.; the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq.; the Clean Air Act, 42 U.S.C. 7410 et seq.; the Clean Water Act, 33 U.S.C. 7101, et seq.; the Toxic Substances Control Act, 15 U.S.C. 2601 et seq.; and their local analogs; all as amended, and any regulations promulgated under any of the foregoing statutes, or any similar state law or local ordinance.

3.               Indemnities. The undersigned hereby unconditionally jointly and severally agree to indemnify, defend and hold Lender harmless from and against any and all losses, liabilities, damages, injuries, reasonable costs, expenses and claims of any and every kind whatsoever, including, without limitation, any claim arising under any Environmental Law, paid, incurred or suffered by, or asserted against, the Lender for, with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, the Property of any Hazardous Material (including, without limitation, the cost of removal of any asbestos from the Property) regardless of whether or not caused by, or within the control of, Indemnitor (unless caused by Lender’s gross negligence or willful misconduct). Such indemnity shall include, without limitation, the following: (a) claims of third parties (including governmental agencies) for damages, penalties, response costs, administrative costs, injunctive, declaratory or other relief; (b) expenses, including reasonable fees of attorneys and experts, of reporting or investigating the existence on or beneath the Property of any release from the property; and (c) expenses or obligations incurred at, before and after any trial or appeal or administrative proceeding brought under the Environmental Laws, including, without limitation, reasonable attorneys’ fees, witness fees (expert and otherwise), deposition costs, consultant costs, copying and telephone charges and other expenses, all of which shall be paid by Indemnitor promptly upon written demand therefor. In the event that such payment is not made, Lender, in its sole discretion, may proceed to file suit against Indemnitor to compel such payment.

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4.               Covenants of Borrower. Borrower covenants and agrees that:

a.                Borrower shall keep, and shall use commercially reasonable efforts to enforce the obligations of all operators, tenants, subtenants, licensees and occupants of the Property to keep the Property free of all Hazardous Materials (except to the extent permitted by Environmental Laws) and shall not cause or permit the Property or any part thereof to be used for the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Materials (except to the extent permitted by Environmental Laws).

b.               Borrower shall comply with, and shall use commercially reasonable efforts to enforce the obligations of all operators, tenants, subtenants, licensees and occupants of the Property to comply with all applicable Environmental Laws, and shall obtain and comply with, and shall use commercially reasonable efforts to cause all operators, tenants, subtenants, licensees and occupants of the Premises to obtain and comply with, all permits, licenses, approvals, authorizations, consents or registrations required by any Environmental Law in connection with the ownership, use or operation of the Property for the storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials or the sale, transfer or conveyance of the Property (collectively, the “Environmental Permits”).

c.                Borrower shall at all reasonable times upon prior notice (except in the event of an emergency) allow Lender and its officers, employees, agents, representatives, contractors and subcontractors reasonable access to the Property for the purpose of ascertaining site conditions, including, but not limited to, subsurface conditions, subject to the rights of tenants under leases.

5.               Duration of Indemnity and Covenants. The indemnification and covenants provided by this Agreement shall survive any payment in full of the Note and/or release of the Property. Notwithstanding any other provision of this Agreement, the undersigned shall have no liability for any claim (a) arising from any violation of Environmental Law which first occurs following the date the Lender or any affiliate takes title to the Property, unless such claim or violation relates to the existence of Hazardous Materials on the Property predating the date the Lender takes title to the Property, or (b) arising solely as a result of the Lender’s gross negligence or willful misconduct. The burden of proof with regard to establishing the date upon which Hazardous Materials were placed or appeared in, on or under the Premises shall be upon the undersigned. Additionally, the obligations and liabilities of Indemnitor under this Agreement shall terminate and be of no further force and effect with respect to any unasserted claim when all of the following conditions are satisfied in full: (i) the Loan shall have been indefeasibly paid in full on or prior to the Maturity Date, ii) Indemnitee shall have received, at Indemnitor’s expense, an updated environmental report dated within sixty (60) days of the requested release showing that there exists no matter for which the Indemnified Parties are entitled to indemnification pursuant to this Agreement and (iii) two (2) years have passed since the date that the Loan has been paid in full.

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6.               Notices from Borrower. The Borrower shall, promptly after obtaining knowledge thereof, advise Lender in writing of (a) any governmental or regulatory actions instituted or threatened in writing under any Environmental Law affecting the Property including, without limitation, any notice of inspection, abatement, noncompliance or potential liability; (b) all claims made or threatened in writing by any third party against the Borrower or the Property relating to any Hazardous Material or a violation of a Environmental Law; and (c) Indemnitor’s discovery of any occurrence or condition on or under the Property or on or under any real property adjoining or in the vicinity of the Property which could subject the Borrower or the Property to a claim under any Environmental Law. The Borrower shall deliver to Lender any documentation or records as Lender may reasonably request relating to such actions, claims or discovery and which are susceptible of being obtained by Borrower without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same.

7.               Payment of Lender’s Expenses. If Lender retains counsel for advice or other representation in any litigation, contest, dispute, suit or proceeding (whether instituted by Lender, the undersigned, or other party, including any governmental agency charged with enforcement of any Environmental Law) in any way relating to this Agreement and the indemnity described herein, or to enforce the indemnity hereunder, then all of the reasonable attorneys’ fees arising from such services and all related expenses and court costs shall be payable by the undersigned within thirty (30) days of demand therefor.

8.               Obligations Absolute and Waivers. The obligations of the undersigned hereunder shall remain in full force without regard to, and shall not be impaired by the following, any of which may be taken in such manner, upon such terms and at such times as Lender, in its sole discretion, deem advisable without the consent of, or notice to, the undersigned, nor shall any of the following give the undersigned any recourse or right of action against Lender: (1) any express or implied amendment, modification, renewal, addition, supplement, extension or acceleration of or to the Note, all of the loan documents executed by the undersigned or any other party in connection with the Loan and all environmental indemnity agreements executed by the undersigned or any other party including without limitation this Agreement (collectively, the “Documents”); (2) any exercise or non-exercise by Lender of any right or privilege under any of the Documents; (3) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any of the undersigned, or any affiliate of any of the undersigned or any guarantor, or any action taken with respect to this Agreement by and trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have had notice or knowledge of any of the foregoing; (4) any release, waiver or discharge of any of the undersigned or any endorser or guarantor from liability under any of the Documents or any undersigned's grant to Lender of a security interest, lien or encumbrance in any of such undersigned's property; (5) any subordination, compromise, settlement, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any of the Documents or any collateral described in any of the Documents or otherwise, or any substitution with respect thereto; (6) any assignment or other transfer of any of the Documents, in whole or in part; (7) any acceptance of partial performance of any of the obligations of the undersigned under the Documents; or (8) any consent to the transfer of any collateral described in the Documents or otherwise.

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9.               No Waiver. The undersigned’s obligations hereunder shall in no way be impaired, reduced or released by reason of Lender’s omission or delay to exercise any right described herein or in connection with any notice (except for notices required of Lender pursuant to this Agreement), demand, warning or claim regarding violations of any Environmental Laws governing the Property.

10.            Recourse. The undersigned’s liability hereunder shall not be subject to, limited by or affected in any way by any “non-recourse” provisions contained in the Note, the Guaranty or any other documents executed and delivered in connection with the Loan. The undersigned agrees that the indemnity provided herein is separate, independent of and in addition to the undersigned's undertakings under the Note or the Guaranty. The undersigned agree that a separate action may be brought to enforce the provisions of this Agreement which shall in no way be deemed to be an action on the Note or the Guaranty.

The undersigned waive any right to require that any action be brought by Lender against any other person before any other remedy under the Note or Guaranty or any of the Documents may be exercised. Lender may, at its option, proceed against Indemnitor in the first instance to collect monies when due or to obtain performance under this Agreement, without first resorting to the Note, the Guaranty, or any other of the Documents or any other remedy under the Note, the Guaranty, or any other of the Documents.

11.            Successors and Assigns. Subject to the provisions of Section 5, this Agreement and the indemnity contained in this Agreement shall be continuing, irrevocable and binding on the undersigned and their successors and assigns, and this Agreement shall be binding upon Borrower and Guarantor and their successors and assigns shall inure to the benefit of Lender and Lender’s successors and assigns. The dissolution of any of the undersigned shall not affect this Agreement or any of the undersigned’s obligations hereunder. It is agreed by the undersigned that their liabilities are not contingent on the signature of any other party.

12.            Notices. Any notice, request, demand, consent, approval, or other communication provided or permitted under this Agreement shall be in writing and given in accordance with the terms of the Loan Agreement

13.            Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Agreement.

14.            Amendment and Waiver. This Agreement may not be amended except by a writing signed by both parties nor shall observance of any term of this Agreement be waived except with the written consent of Lender.

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15.            Governing Law. This Agreement shall be governed and construed as to interpretation, enforcement, validity, construction, effect and in all other respects by the laws, statutes and decisions of the Commonwealth of Massachusetts, without reference to the conflicts of law or choice of laws provisions thereof.

16.            Severability. All provisions contained in this Agreement are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

17.            Headings. The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Environmental Indemnity Agreement UNDER SEAL to be effective as of the date first set forth above.

WITNESS: _/s/ Judy L. Millette__________	BORROWER: IREIT SHREWSBURY WHITE CITY, L.L.C. By: INLAND REAL ESTATE INCOME TRUST, INC. Its: Sole Member By: _/s/ Marcia Grant______________ Marcia Grant Its: Assistant Secretary
WITNESS: _/s/ Vivian L. Brown_________	GUARANTOR: INLAND REAL ESTATE INCOME TRUST, INC. By: _/s/ Marcia Grant__________________ Marcia Grant Its: Assistant Secretary

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